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                                                           EXHIBIT 10.47


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re

RESORTS INTERNATIONAL, INC., a Delaware corporation, and GGRI, INC., a Delaware corporation, formerly known as Griffin Resorts, Inc.,

     Debtors.


Case Nos. _______________
               and
          _______________

Jointly Administered
Under Case No. _________________

           Chapter 11

BALLOT TO VOTE TO ACCEPT OR REJECT THE JOINT PLAN OF REORGANIZATION PROPOSED BY RESORTS INTERNATIONAL, INC., GGRI, INC., RESORTS INTERNATIONAL HOTEL INC., RESORTS INTERNATIONAL HOTEL FINANCING, INC., AND P. I. RESORTS LIMITED

                 RESORTS INTERNATIONAL, INC. STOCK OPTION BALLOT
                        STOCK OPTIONS ISSUED PURSUANT TO
         RESORTS INTERNATIONAL, INC. SENIOR MANAGEMENT STOCK OPTION PLAN
                                  (RII CLASS 8)

     PLEASE READ AND FOLLOW THE ATTACHED VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND PROMPTLY RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. THIS BALLOT MUST BE RECEIVED BY HILL AND KNOWLTON, INC. (THE "SOLICITATION AGENT") BY 5:00 P.M., NEW YORK CITY TIME, ON __________________ (THE "VOTING DEADLINE"). IF YOU SIGN THIS BALLOT BUT FAIL TO INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN, THIS BALLOT WILL BE DEEMED AND COUNTED AS AN ACCEPTANCE OF THE PLAN.


     Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P. I. Resorts Limited ("PIRL") are soliciting your vote with respect to the prepackaged joint plan of reorganization under chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors" or the "Company") which has been proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") and is attached as Appendix A to the accompanying Information Statement/Prospectus dated January ____, 1994 (the "Information Statement"). This Ballot is to be used by registered record holders of stock options ("1990 Stock Options") issued pursuant to the Resorts International, Inc. Senior Management Stock Option Plan, dated as of September 17, 1990 (the "1990 Stock Option Plan") to vote with respect to the Plan.


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          Please read the Information Statement carefully before you vote.

                  TO INDICATE YOUR VOTE, COMPLETE THIS BALLOT
                  IN ACCORDANCE WITH THE ATTACHED INSTRUCTIONS.


ITEM 1:   AMOUNT OF STOCK OPTIONS.


     The undersigned (the "Interest Holder") is as of January 10, 1993 (the Voting Record Date") the registered record holder or the beneficial owner of 1990 Stock Options in the amount of ____________ options, or such lesser or greater number of options as may be reflected in the records available to the Debtors (the "Interest").


ITEM 2:   VOTE WITH RESPECT TO THE PLAN.

     Please vote to accept or reject the Plan:

              -----------------------------------------------------
                                    THE PLAN
              -----------------------------------------------------
              The undersigned Interest Holder votes all of its 1990 Stock Option Interest to (please check one):

                                   __  ACCEPT
                                   __  REJECT

              -----------------------------------------------------

                                        2

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ITEM 3: CERTIFICATION AS TO 1990 STOCK OPTIONS.

     By returning this Ballot, the undersigned Interest Holder certifies that it has not submitted any other Ballots for the 1990 Stock Options, except as specified in the table immediately below. If applicable to you, please provide the information required by this Item 3 in the following table (please use additional sheets of paper if necessary):


- --------------------------------------------------------------------------------
                                 ACCOUNT NUMBER
NAME OF HOLDER*                  (IF APPLICABLE)               NUMBER OF SHARES
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

* Insert your name if the 1990 Stock Options are held by you in record name or, if held in street name, insert the name of the broker or bank (or agent thereof).


ITEM 4:   OTHER CERTIFICATIONS.

     By returning this Ballot, the undersigned Interest Holder certifies:

          (a) that it has not submitted any other Ballots for 1990 Stock Options or that, if any other Ballots have been submitted for 1990 Stock Options, such earlier Ballots are hereby revoked;

          (b) that it has been provided with a copy of the Information Statement relating to the Plan and all related solicitation materials;

          (c) that it understands that if this Ballot is validly executed and returned without indicating an acceptance or rejection of the Plan, IT WILL BE COUNTED AS A VOTE ACCEPTING THE PLAN; and


          (d) that it is the registered record holder or beneficial owner of the 1990 Stock Options set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned Interest Holder also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Information Statement relating to the Plan.


                                        3

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YOU ARE URGED TO VOTE ON THE PLAN.

                                   Name of Interest Holder:
                                   _____________________________________________
                                             (Print or Type)

                                   By:__________________________________________
                                       (Signature of Holder or Authorized Agent)

                                   Print Name of
                                   Signatory:___________________________________

                                   Title:_______________________________________
                                                  (If Appropriate)
                                   Street Address:______________________________

                                   _____________________________________________
                                                  City, State and Zip Code

                                   Telephone Number: _(___)_____________________

                                   _____________________________________________
                                   Social Security or Federal Tax I.D. No.
                                   (Optional)

                                   Date Completed:______________________________

          YOUR VOTE MUST BE RECEIVED BY HILL AND KNOWLTON, INC., 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN: RESORTS BALLOT SOLICITATION GROUP), BY 5:00 P.M., NEW YORK CITY TIME, ON ________________________ OR YOUR VOTE WILL NOT BE COUNTED.

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                    VOTING INFORMATION AND INSTRUCTIONS FOR
                RESORTS INTERNATIONAL, INC. STOCK OPTIONS BALLOT

                        STOCK OPTIONS ISSUED PURSUANT TO
         RESORTS INTERNATIONAL, INC. SENIOR MANAGMENT STOCK OPTION PLAN
                                  (RII CLASS 8)


          1. Resorts International, Inc. ("RII") and GGRI, Inc. ("GRI") (collectively, the Debtors), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P. I. Resorts Limited ("PIRL") are soliciting your vote with respect to the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code Proposed by Resorts International, Inc., GGRI, Inc., Resorts International Hotel, Inc., Resorts International Hotel Financing, Inc., and P. I. Resorts Limited (the "Plan"), a copy of which is attached as Appendix A to the accompanying Information Statement/Prospectus dated January ____, 1994 (the "Information Statement"). PLEASE REVIEW THE INFORMATION STATEMENT CAREFULLY BEFORE YOU VOTE.



          2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims or interests in each class and the holders of two-thirds in amount of equity interests in each class voting on such plan. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if at least one impaired class of creditors votes to accept the Plan and the Bankruptcy Court finds that the Plan accords fair and equitable treatment to and does not discriminate unfairly against the class or classes rejecting it.



          3. This Ballot requests that you, as a record holder of stock options ("1990 Stock Options") issued pursuant to the Resorts International, Inc. Senior Management Stock Option Plan, dated as of September 17, 1990 (the "1990 Stock Option Plan"), vote to accept or reject your treatment under the Plan. For your vote to be counted, you must complete the Ballot, and sign and return it to the address set forth on the enclosed prepaid return envelope. Ballots must be received by Hill and Knowlton, Inc. (the "Solicitation Agent") no later than 5:00 p.m., New York City time, on ________________ (the "Voting Deadline"). If you received a return envelope addressed to your broker or bank (or agent thereof), be sure to return your ballot early enough for your vote to be processed and then forwarded to and received by the Solicitation Agent by the Voting Deadline.



          4. If you are a beneficial owner and your broker or bank accepts facsimiles, your Ballot may be transmitted by facsimile to the appropriate telephone number provided by your broker or bank (or agent thereof). If you are a record holder, Ballots may be submitted by facsimile to Hill and Knowlton at the appropriate number set forth below. In either case, Ballots transmitted by facsimile must be received by the Solicitation Agent no later than the Voting Deadline. For inspection purposes, the original of any telecopied Ballot should be delivered to your broker or bank (or agent thereof) or to Hill and Knowlton, whichever is applicable, so as to be received no later than fifteen (15) days after the Voting Deadline.


ITEM 1


               Insert the Interest amount in Item 1 of the Ballot.


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ITEM 2

          (i) Indicate your vote with respect to the Plan in the appropriate box in Item 2.

          (ii) You must vote all of your Interest to accept or reject the Plan. A Ballot that partially accepts and partially rejects the Plan will not be counted. Additionally, any prior Ballots submitted by you as a record holder/beneficial owner of 1990 Stock Options will not be counted. If multiple Ballots are received from an individual Interest holder with respect to that holder's 1990 Stock Options prior to the Voting Deadline, the last ballot received shall supersede and revoke any earlier received ballot.

          (iii) Any VALIDLY EXECUTED Ballot which does not indicate acceptance or rejection of the Plan WILL BE DEEMED AND COUNTED AS AN ACCEPTANCE OF THE PLAN. There can be no assurance, however, that the Bankruptcy Court will permit unmarked Ballots to be counted. Accordingly, you are encouraged to both execute your Ballot and to indicate in the box in Item 2 your vote with respect to the Plan.

ITEM 3

          In Item 3 of the Ballot, insert the requested information for all 1990 Stock Options held by you either as record holder or beneficial owner for which other Ballots have been submitted.

ITEM 4

          Please review and certify as to the matters set forth in Item 4 and execute the Ballot in the space provided. This Ballot must be returned in sufficient time to allow it to be received by the Solicitation Agent by no later than 5:00 p.m., New York City time, on ______________. If you believe you have received the wrong ballot, please contact the Solicitation Agent or your broker or bank immediately.

          The Ballot attached hereto is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates representing their securities, and neither the Debtors nor the Solicitation Agent will accept delivery of any such certificates surrendered together with this Ballot. The remittance of your securities for exchange pursuant to the Plan may only be made by your broker or bank (or agent thereof) or, in the case of registered record holders, by you, and will only be accepted if certificates representing your securities (in proper form for transfer) are delivered together with a letter of transmittal which will be furnished to your broker or bank (or agent thereof) or you (in the case of registered record holders) as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court. Moreover, the Ballot does not constitute and shall not be deemed a proof of claim or interest or an assertion of a claim or interest.


                        PLEASE MAIL YOUR BALLOT PROMPTLY!

          IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING
                 PROCEDURES, PLEASE CALL THE SOLICITATION AGENT:

                             HILL AND KNOWLTON, INC.

                     ATTN: RESORTS BALLOT SOLICITATION GROUP
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-8850

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          For your information, the Plan divides creditors and equity interest holders of RII and GRI into the following classes:


               RII CREDITORS AND EQUITY INTEREST HOLDERS


Class 1.*      Priority Claims
Class 2.       Series Notes  Claims
Class 3.*      Showboat Notes Claims
Class 4.*      Secured Claims
Class 5.*      RII Unsecured Claims
Class 6.*      Paradise Subsidiary Claims
Class 7.       RII Equity Interests
Class 8.       1990 Stock Option Plan Interests


               GRI CREDITORS AND EQUITY INTEREST HOLDERS

Class 1.*      Priority Claims
Class 2.       GRI Guaranty Claims
Class 3.*      GRI Unsecured Claims
Class 4.       RII Intercompany Claim
Class 5.       GRI Equity Interest

* Unimpaired or otherwise deemed to accept or reject the Plan.

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